PROSPECTUS SUPPLEMENT                          This Prospectus Supplement, filed
FOR THE PERIOD ENDING                          pursuant to Rule 424(b)(3),
SEPTEMBER 30, 2000 TO                          relates to Registration Statement
PROSPECTUS DATED                               33-71504-01 and the Prospectus
NOVEMBER 16, 1993                              dated November 16, 1993


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2000



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       0-23108                       Not Applicable
--------                       -------                       --------------
(State of                      (Commission                   (IRS Employer
organization)                  File Number)                  Identification No.)



c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434




                                       n/a
             (Former name or address, if changed since last report)

                                  Page 1 of 203
                         Index to Exhibits is on page 9

Item 5.  Other Events

A)       Series 1993-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)       Series 1994-2:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)       Series 1995-1:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

D)       Series 1995-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

E)       Series 1996-1:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1996-1, which is attached as Exhibit 20(e) hereto.

F)       Series 1996-2:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1996-2, which is attached as Exhibit 20(f) hereto.

G)       Series 1996-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1996-3, which is attached as Exhibit 20(g) hereto.

H)       Series 1996-4:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1996-4, which is attached as Exhibit 20(h) hereto.

I)       Series 1997-1:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1997-1, which is attached as Exhibit 20(i) hereto.

J)       Series 1997-2:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1997-2, which is attached as Exhibit 20(j) hereto.

K)       Series 1997-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1997-3, which is attached as Exhibit 20(k) hereto.

L)       Series 1997-4:
On October 16, 2000 the Registrant made available the Monthly Certificateholders' Statement for September 2000 with respect to Series 1997-4, which is attached as Exhibit 20(l) hereto. October 16, 2000 is also the date on which holders of Class A Certificates received final payment of principal and interest. Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

M)       Series 1998-1:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1998-1, which is attached as Exhibit 20(m) hereto.

N)       Series 1998-2:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1998-2, which is attached as Exhibit 20(n) hereto.

O)       Series 1998-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1998-3, which is attached as Exhibit 20(o) hereto.

P)       Series 1998-4:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1998-4, which is attached as Exhibit 20(p) hereto.

Q)       Series 1998-6:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1998-6, which is attached as Exhibit 20(q) hereto.

R)       Series 1998-7:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1998-7, which is attached as Exhibit 20(r) hereto.

S)       Series 1999-1:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1999-1, which is attached as Exhibit 20(s) hereto.

T)       Series 1999-2:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1999-2, which is attached as Exhibit 20(t) hereto.

U)       Series 1999-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1999-3, which is attached as Exhibit 20(u) hereto.

V)       Series 1999-4:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1999-4, which is attached as Exhibit 20(v) hereto.

W)       Series 1999-5:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1999-5, which is attached as Exhibit 20(w) hereto.

X)       Series 1999-6:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 1999-6, which is attached as Exhibit 20(x) hereto.

Y)       Series 2000-1:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-1, which is attached as Exhibit 20(y) hereto.

Z)       Series 2000-2:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-2, which is attached as Exhibit 20(z) hereto.

AA)      Series 2000-3:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-3, which is attached as Exhibit 20(aa) hereto.

AB)      Series 2000-4:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-4, which is attached as Exhibit 20(ab) hereto.

AC)      Series 2000-A:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-A, which is attached as Exhibit 20(ac) hereto.

AD)      Series 2000-5:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-5, which is attached as Exhibit 20(ad) hereto.

AE)      Series 2000-6:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-6, which is attached as Exhibit 20(ae) hereto.

AF)      Series 2000-7:
On October 16, 2000 the Registrant made available the Monthly
Certificateholders' Statement for September 2000 with respect to Series 2000-7, which is attached as Exhibit 20(af) hereto.

Item 7.  Financial Statements and Exhibits

c)       Exhibits

Exhibit No.                Description
-----------                -----------

20(a)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1996-1.

20(f)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1996-2.

20(g)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1996-3.

20(h)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1996-4.

20(i)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1997-1.

20(j)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1997-2.

20(k)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1997-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1997-4.

20(m)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1998-1.

20(n)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1998-2.

20(o)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1998-3.

20(p)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1998-4.

20(q)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1998-6.

20(r)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1998-7.

20(s)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1999-1.

20(t)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1999-2.

20(u)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1999-3.

20(v)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1999-4.

20(w)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1999-5.

20(x)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 1999-6.

20(y)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-1.

20(z)                      Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-2.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-3.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-4.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-A.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-5.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-6.

20(af)                     Monthly Certificateholders' Statement, related to the month ending
                           September 30, 2000, for Series 2000-7.

                                   SIGNATURES



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                          By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust

                          By:   Michael F. Rickert
                                ---------------------------------------
                                Michael F. Rickert
                                Assistant Vice President and Assistant
                                Treasurer


Date:  October 16, 2000

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

20(a)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1993-3.

20(b)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1994-2.

20(c)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1995-1.

20(d)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1995-3.

20(e)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1996-1.

20(f)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1996-2.

20(g)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1996-3.

20(h)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1996-4.

20(i)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1997-1.

20(j)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1997-2.

20(k)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1997-3.

20(l)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1997-4.

20(m)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1998-1.

20(n)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1998-2.

20(o)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1998-3.

20(p)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1998-4.

20(q)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1998-6.

20(r)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1998-7.

20(s)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1999-1.

20(t)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1999-2.

20(u)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1999-3.

20(v)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1999-4.

20(w)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1999-5.

20(x)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 1999-6.

20(y)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-1.

20(z)                           Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-2.

20(aa)                          Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-3.

20(ab)                          Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-4.

20(ac)                          Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-A.

20(ad)                          Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-5.

20(ae)                          Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-6.

20(af)                          Monthly Certificateholders' Statement, related to the month ending September 30, 2000, for Series 2000-7.